
RAND
LOGISTICS, INC.
SAGINAW
SAGINAW



Rand Logistics, Inc. (NASDAQ: RLOG)
Third Quarter FY2013
Earnings Conference Call
February 7, 2013
8:30 a.m. EDT

Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 8, 2012.



Conference Call Details

- The conference call webcast and accompanying slides are available on the Rand Logistics, Inc. website at: http://www.randlogisticsinc.com/presentations.html

- A telephonic replay of the conference call may be accessed approximately two hours after the completion of the call.
  - 855-859-2056, Conference ID#88681802
  - 404-537-3406 , Conference ID#88681802 for international callers

RAND LOGISTICS, INC.

Agenda



- **Introduction**
  Laurence Levy, Chairman and Chief Executive Officer

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

- **Fiscal Year 2013 Quarter 3 Insights**
  Ed Levy, President of Rand Logistics

RAND LOGISTICS, INC.

Introduction
Laurence Levy



- We experienced significant incidents on two of our vessels during the 2012 sailing season – one in the first fiscal quarter and one at the end of the second fiscal quarter.
  - Combined, these incidents resulted in 123 lost sailing days.
  - In total, these two incidents resulted in a decline in our reported results for the 9 months ended December 31, 2012, of $4.0 million as compared to the nine month period ended December 31, 2011.
- Aside from the aforementioned two vessels that encountered operating incidents and the start up issues on the two vessels that we acquired in September 2011, the combined results from our remaining 12 vessels exceeded our 2012 sailing season earnings guidance.
- We are continuing to evaluate our customer's capacity needs for the 2013 sailing season. We are targeting key business opportunities that are well suited to our fleet, allow for future growth, and will be accretive to our profitability.
- At the present time, the demand environment in our markets looks very similar to the 2012 sailing season.
- We do not anticipate integrating any new vessels into our fleet or managing any major vessel modification projects during the 2013 sailing season, and therefore our sole focus will be to execute our business plan.
- At the present time, we do not plan on investing capital in the McKee Sons barge for its five year survey and drydocking and we do not plan to operate the barge in the 2013 sailing season.
- While we have yet to finalize our fiscal 2014 budget, we do not expect that our vessel margin per day after winter work will deviate materially from recent historic levels.

The Great Lakes Market: Competitive Dynamics



Type of Vessel	Vessel Physical Characteristics	Commodities	Primary Participants/# of Vessels U.S. Flagged	Canadian Flagged
"Thousand Footers"	– 1,000 feet in length – 60,000 ton capacity	– Iron Ore – Western Coal	American Steamship (GATX)/6 Great Lakes Fleet (CN)/3 Interlake Steamship/4	None
40,000 Ton Class	– 800 feet in length	– Iron Ore – Western Coal	American Steamship (GATX)/1 Great Lakes Fleet/1	None
Mid-Class/Seaway Max	– 650 – 826 feet in length – 20,000 – 30,000 ton capacity	– Iron Ore – Coal (western and eastern) – Aggregates (metallurgical) – Grain	American Steamship (GATX)/7[1] Great Lakes Fleet (CN)/4 Interlake Steamship/4 VTB/ULT/2 Central Marine (Arcelor Mittal)/2	Algoma Central/16 Canada Steamship Lines/10 Rand/1
River Class	– 620 – 650 feet in length – 17,000 - 22,000 ton capacity	– Aggregates (construction) – Salt – Coal (western and eastern) – Iron Ore – Grain	Rand/7 American Steamship (GATX)/3 Great Lakes Fleet (CN)/1 Interlake Steamship/1	Rand/4 Algoma Central/3
Bulk Carriers	– Not capable of self-unloading	– Grain – Iron Ore	Interlake/1	Rand/4 Algoma Central/9[2] Canada Steamship Lines/8 Vanguard/2

[1] Includes 3 inactive steam powered vessels
[2] Includes 2 inactive vessels

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- While we operated all of our vessels in the 2012 sailing season, we were not able to optimize our trade patterns for a number of reasons, including:
  - weather conditions;
  - low water levels;
  - a reduction in salt tonnage;
  - erratic order patterns by our customers;
  - softness in the stone markets particularly in the July through December period;
  - and unexpected events experienced by our customers including a work stoppage and an extended plant maintenance shutdown
- One of the two vessels that we acquired in September 2011 was delayed in being introduced into service until October 23, 2012 instead of our projected introduction date of August 1, 2012.
- The second acquired vessel encountered a series of start-up issues, and lost approximately 77 sailing days during the season due to weakness in the grain market and an early layup for further modifications.
- We remain enthusiastic about the prospects for both of these vessels and expect them both to be fully operational for the 2013 sailing season.
- While operating and start-up factors impacted 4 of our vessels, the collective operating performance of the remaining 12 vessels in our fleet exceeded our expectations.
- To help us meet our 2013 sailing season operating objectives, we have augmented the personnel in our engineering department, particularly in the U.S., upgraded our shipboard personnel, enhanced our safety operations, implemented best practices across the entire fleet, and are introducing a new incentive structure which is directly tied to reducing vessel downtime.

RAND LOGISTICS, INC.

Summary Historical Financial Results



- As the Company has grown we have accelerated profit growth given the powerful operating leverage in our business.



Marine Freight Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repair & Maintenance/Day
$/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$23,417
$17,264
$2,973
$1,246
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$28,922
$15,691
$2,963
$1,929
$29,833
$17,040
$3,102
$1,731
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
LTM Dec 2012

Sailing Days	**2,714**	**2,883**	**3,148**	**3,143**	**3,338**	**3,721**	**3,974**

* **Vessel Operating Exp** is net of fuel surcharge revenue

** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Great Lakes Dry-Bulk Cargo Carriage – December YTD
(net tons in thousands)



Iron Ore
65,000
61,000
57,000
53,000
49,000
45,000
61,355
53,940
61,599
14.2%
2011
YTD 5-Yr Average
2012



Limestone
30,000
29,000
28,000
27,000
26,000
25,000
28,154
29,181
27,145
-7.0%
2011
YTD 5-Yr Average
2012



Coal
40,000
30,000
20,000
10,000
0
27,616
33,720
25,348
-24.8%
2011
YTD 5-Yr Average
2012



Salt **
2,000
1,500
1,000
500
0
1,452
1,314
1,020
-22.4%
2011
YTD 5-Yr Average
2012

Rand total tonnage for December YTD increased by 6.3% year-over-year, excluding outside voyage charter.

•Data from Lake Carriers Association
**U.S. Flag Data Only

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo

Q3 FY2012


Aggregates 41.4%
Ore 13.4%
Grain 11.7%
Coal 16.7%
Salt 13.3%
Coke 0.8%
Slag 1.4%
Pet Coke 1.0%
Oxide 0.3%
Aggregates
Ore
Grain
Coal
Salt
Coke
Slag
Pet Coke
Oxide

Q3 FY2013


Aggregates 41.4%
Ore 19.2%
Grain 13.5%
Coal 11.6%
Salt 10.3%
Coke 1.1%
Slag 1.1%
Pet Coke 1.0%
Oxide 0.8%
Aggregates
Ore
Grain
Coal
Salt
Coke
Slag
Pet Coke
Oxide

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo

Dec YTD FY2012



Pet Coke 0.9%
Coke 0.7%
Oxide 0.3%
Slag 1.7%
Salt 12.3%
Grain 10.1%
Aggregates 46.6%
Ore 13.4%
Coal 14.0%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide

Dec YTD FY2013



Slag 1.4%
Pet Coke 0.6%
Coke 0.6%
Oxide 0.3%
Salt 8.2%
Grain 9.4%
Ore 13.8%
Aggregates 51.8%
Coal 13.9%
Aggregates
Coal
Ore
Grain
Salt
Slag
Pet Coke
Coke
Oxide

RAND LOGISTICS, INC.



Key Metrics

Q3 FY2012 vs. Q3 FY2013

Sailing Days


1,500
1,400
1,300
1,200
1,100
1,000
1,359
12.3%
1,210
Q3 FY2012
Q3 FY2013

Marine Freight Revenue per Day


32,000
30,000
28,000
26,000
24,000
29,683
-7.4%
27,480
Q3 FY2012
Q3 FY2013

Our total Sailing Days increased 149 days, or 12.3% to 1,359 during the three month period ended December 31, 2012, from 1,210 Sailing Days during the three month period ended December 31, 2012.

Our vessel utilization was 92% of the theoretical maximum of 1,472 days for Q3 FY2013.

RAND LOGISTICS, INC.



Key Metrics

Nine Months Ended December 2011 vs. December 2012

Sailing Days


4,200
3,800
3,400
3,000
2,600
3,465
7.3%
3,718
Dec YTD FY2012
Dec YTD FY2013

Marine Freight Revenue per Day


32,000
30,000
28,000
26,000
29,372
3.2%
30,315
Dec YTD FY2012
Dec YTD FY2013

Total Sailing Days increased 253 days, or 7.3%, to 3,718 Sailing Days during the nine month period ended December 31, 2012, from 3,465 Sailing Days during the nine month period ended December 31, 2011.

Our vessel utilization was 88% of the theoretical maximum of 4,217 days for December YTD FY2013.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- We operated sixteen vessels during the three month period ended December 31, 2012, including the vessels acquired in the three month period ended December 31, 2011, compared to fourteen vessels during the three month period ended December 31, 2011.
- Management believes that each of our vessels should achieve approximately 92 sailing days in an average third fiscal quarter, assuming no major repairs, incidents or vessel lay-ups.
- The Company's vessels sailed an average of approximately 85 sailing days during the three month period ended December 31, 2012 compared to an average of 86 sailing days during the same year-ago period.
- The average number of sailing days per vessel during the three months ended December 31, 2012 was adversely impacted by;
  - the loss of 38 sailing days due to mechanical repairs required on one of our vessels following an incident that occurred at the end of the three month period ended September 30, 2012;
  - a vessel that was taken out of service on December 6, 2012 for further modifications;
  - and the aforementioned vessel which was introduced into service on October 23, 2012 and only sailed 69 days in the three month period

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	Three Months Ended Dec 31, 2012	Three Months Ended Dec 31, 2011
Sailing Days	1,359	1,210
Freight Revenue/Sailing Day	27,480	29,683
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	16,704	15,930
Repairs and Maintenance Expenses/Sailing Days	81	30
G&A (in millions)	3.1	2.6
Average F/X Rate	$1.009 USD per CAD	$0.977 USD per CAD

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	Nine Months Ended Dec 31, 2012	Nine Months Ended Dec 31, 2011
Sailing Days	3,718	3,465
Freight Revenue/Sailing Day	30,315	29,372
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	17,284	15,854
Repairs and Maintenance Expenses/Sailing Days	206	308
G&A (in millions)	9.3	8.0
Average F/X Rate	$1.002 USD per CAD	$1.011 USD per CAD

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



Operating Income Plus Depreciation and Amortization Bridge
Q3 FY2013 Actual vs. Q3 FY2012 Actual
(U.S. Dollars 000's)



$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$14,034
$189
($1,534)
($809)
($538)
$11,342
Q3 FY2012 Actual
Currency Translation
Demand Decrease Impact
SAG Kuber Impact
Admin.
Q3 FY2013 Actual
Q3 FY2012 Actual
Currency Translation
Demand Decrease Impact
SAG Kuber Impact
Admin.
Q3 FY2013 Actual

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh





Operating Income Plus Depreciation and Amortization*
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
Trailing Four Quarters Operating Income plus Depreciation and Amortization

* Excludes Lender Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011

RAND LOGISTICS, INC.

Fiscal Year 2013 Quarter 3 Insights
Ed Levy



- Over the last several months we have secured several new contracts, illustrating the continued confidence that our customers have in the services that we provide.
- Certain of these new contract wins will allow us to increase the efficiency and utilization of our fleet in the 2013 sailing season. In addition, we believe that certain of our new business wins may have positive long term strategic implications.
- Our lost sailing days due to incidents in the 2012 sailing season increased by 61 days to 145 days compared to the prior year.
- The lost sailing days during the 2012 sailing season due to incidents, equaled 3.9% of our total sailing days, versus our three and five year average of 2.8% and 2.0%, respectively.
- Said differently, on average we lost 36 days per incident this year versus 12 days in the 2011 sailing season and 12 days on average per incident over the last 5 years.
- As a result of these two incidents, our vessel margin for the nine months ended December 31, 2012 was approximately $4.0 million less than the prior year and $5.5 million below our expectations for the 2012 sailing season.

Fiscal Year 2013 Quarter 3 Insights
Ed Levy



Outlook

- Our decision at the present time to not sail the barge McKee Sons is in part related to an insufficient return on the capital which is required to be invested in this vessel for its upcoming five year special survey and drydocking.
  - We do not own the Mckee Sons barge but instead operate it under a long term lease.
- Assuming that we do not to operate this vessel in 2013, our total capital expenditures will equal approximately $12.5 million this winter.
  - This amount is comprised of $2.4 million for drydocking two vessels, one dry docking of which has already been completed, $5.1 million of life extension projects and approximately $5.0 million of routine and regulatory capital spending.
- As many of you are aware, since the beginning of the 2011 sailing season we have increased the carrying capacity of our fleet by nearly 65%.
- The 2013 sailing season is the first in 2 years in which we have not added new capacity to our fleet. As such, we do not believe that we will incur startup expenses or personnel learning curve issues inherent with the type of growth that we have experienced over the last 24 months.

RAND LOGISTICS, INC.